UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2005

PROPEX FABRICS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-122829	36-2692811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 The Bluffs

Austell, Georgia 30168

(Address of principal executive offices, including zip code)

(770) 941-1711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 20, 2005, a fully executed Separation Agreement and Mutual General Release of Claims, dated as of June 1, 2005 (the “Agreement”) among Propex Fabrics Inc. (the “Company”), Propex Fabrics Holdings Inc., the Company’s parent company, and Bradford T. Mortimer, the Company’s former President and Chief Executive Officer, was delivered to the Company. The Agreement provides for severance and other payments to Mr. Mortimer and, among other things, Mr. Mortimer’s agreement not to compete with the Company for a period of three years. A copy of the Agreement is attached as Exhibit 10.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
10.1	Separation Agreement and Mutual General Release of Claims, dated as of June 1, 2005, among Propex Fabrics Inc., Propex Fabrics Holdings Inc. and Bradford T. Mortimer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPEX FABRICS INC.

Dated: June 23, 2005	By:	/s/ Philip D. Barnes
Philip D. Barnes
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement and Mutual General Release of Claims, dated as of June 1, 2005, among Propex Fabrics Inc., Propex Fabrics Holdings Inc. and Bradford T. Mortimer.